UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2006
________________________________

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

________________________________

Commission File Number: 001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition.

On July 10, 2006, Helen of Troy Limited (the "Company") issued a press release announcing its results for its first fiscal quarter of 2007 ended May 31, 2006. Additionally, on July 10, 2006, the Company held a conference call discussing its results for the same period mentioned above. With this Form 8-K, we are furnishing copies of the press release (attached hereto as Exhibit 99.1) and the text of the conference call (attached hereto as Exhibit 99.2). The press release and copy of the text of this conference call are also provided on the Investor Relations Page of our website at: http://www.hotus.com.

The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Act") and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act. The accompanying press release and conference call transcript contain certain forward-looking statements, which are subject to change. A number of risks or uncertainties could cause actual results to differ materially from historical or anticipated results or from the results or effects contemplated by the forward-looking statements. Generally, the words "anticipates," "believe," "believes," "expects," "expected," "should," "expectation," "hope," "forecasting" and other similar words identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The actual results may differ materially from those described in any forward-looking statements. The Company intends its forward-looking statements to speak only as of the time of such statements, and does not undertake to update or revise them as more information becomes available. Additional information concerning potential factors that could affect the Company's financial results and the forward-looking statements is included in the Company's Form 10-K for the year ended February 28, 2006 and the Form 10-Q for the quarter ended May 31, 2006.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 10, 2006
99.2	Text of conference call held July 10, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: July 14, 2006	/s/ Thomas J. Benson
Thomas J. Benson
Senior Vice President, Finance and
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 10, 2006
99.2	Text of conference call held July 10, 2006